Exhibit 99.1

LETTER OF TRANSMITTAL

Pursuant to the Prospectus, dated [            ], 2015

(as the same may be supplemented or amended from time to time, the “Prospectus”)

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ], 2015, UNLESS EXTENDED OR EARLIER TERMINATED BY US (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS FOR EXERCISE FOR CASH AND EXCHANGE MAY BE WITHDRAWN AT ANY TIME BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer (as defined below) is:

American Stock Transfer & Trust Company, LLC

Mail or deliver this Letter of Transmittal, or a facsimile, to:

If delivering by mail: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

If delivering by hand, express mail, courier, or other

expedited service:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

For assistance call (877) 248-6417 or (718) 921-8317

The Information Agent for the Exchange Offer is:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

For assistance call (800)814-4284

Bank and brokers should call (212) 493-3910

Pursuant to the offer of Capnia, Inc. (the “Company”) to issue Series C Warrants (the “Series C Warrants”) to purchase shares of its Common Stock (the “Common Stock”) in exchange for the exercise of its Series B Warrants (the “Series B Warrants”) to purchase shares of Common Stock for cash (the “Exchange Offer”), the undersigned surrenders the following certificate(s) representing Series B Warrants:

Name(s) and Address(es) of Registered Holder(s) in Which Series B Warrants are Held
If there is any error in the name or address shown below, please make the necessary corrections

DESCRIPTION OF SERIES B WARRANTS TENDERED (Please fill in. Attach separate schedule if needed)
Certificate No(s)	Number of Shares Underlying Series B Warrant Certificates

TOTAL SHARES

Certain terms used and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

The undersigned represents that it has full authority to surrender without restriction the certificate(s) for exercise and exchange. The Company is hereby authorized and instructed to prepare in the name of and deliver to the address indicated above (unless otherwise instructed in the boxes that follow) certificates representing (i) shares of the Company’s common stock (the “Common Stock”) and (ii) the Company’s Series C Warrants to purchase shares of Common Stock ( the “Series C Warrants”) in exchange for exercising the Company’s Series B Warrants to purchase shares of Common Stock (the “Series B Warrants”) for cash pursuant to this Letter of Transmittal. The Common Stock certificate shall equal the number of shares of Common Stock underlying the Series B Warrants exercised for cash and exchange and the Series C Warrant certificate shall equal the right to purchase the number of shares of Common Stock underlying the Series B Warrants exercised for cash and exercise and exchange.

The undersigned acknowledges that it has received the Prospectus as filed with the Securities and Exchange Commission dated [            ], 2015 and this letter of transmittal (as each may be amended or supplemented from time to time), copies of which accompany this letter (collectively, the “Offer Documents”), which together constitute the Company’s offer to issue the Series C Warrants in exchange for the exercise of the Series B Warrants for cash, upon the terms and subject to the conditions, as described in the Offer Documents.

HOLDERS OF SERIES B WARRANTS, BY CAUSING THEIR SERIES B WARRANTS TO BE TENDERED FOR EXERCISE FOR CASH AND EXCHANGE ON THEIR BEHALF THROUGH THE DEPOSITORY TRUST COMPANY’S (“DTC”) AUTOMATED TENDER OFFER PROGRAM, THEREBY AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AS DESCRIBED IN THE APPLICABLE OFFER DOCUMENTS AND THIS LETTER OF TRANSMITTAL.

Only registered holders of Series B Warrants validly tendered for exercise for cash and exchange, along with the cash exercise price of such Series B Warrants, at or prior to the Expiration Date and not validly withdrawn will be eligible to receive the applicable exchange consideration. See “Important Information” and “General Terms of the Exchange Offer—Procedures for Participating in the Exchange Offer” in the Prospectus. The Exchange Offer may be extended, amended, terminated or consummated as provided in the applicable Offer Documents.

No alternative, conditional or contingent tender of Series B Warrants will be accepted. The undersigned waives all rights to receive notice of acceptance of such holder’s Series B Warrants for exercise for cash and exchange.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW

Custodians of Series B Warrants that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute a tender through DTC’s automated tender offer program by electronically transmitting their acceptance to DTC through DTC’s automated tender offer program, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an agent’s message to the Exchange Agent. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a letter of transmittal by the participant identified in the agent’s message. The agent’s message must be received by the Exchange Agent at or prior to the Expiration Date for the tendering holders to be eligible to receive the applicable exchange consideration. An “agent’s message” is a message transmitted by DTC, received by the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgement from you that you have received the applicable Offer Documents including this letter of transmittal and agree to be bound by the terms of the letter of transmittal and that the Company may enforce such agreement against you.

This letter of transmittal may be completed by a holder of the Series B Warrants desiring to exercise such Series B Warrants for cash and exchange if (i) a tender of Series B Warrants is to be made by book-entry transfer to the account maintained by the Exchange Agent at the DTC pursuant to the procedures set forth in the applicable Offer Document and an agent’s message is not delivered, or (ii) if certificates for Series B Warrants are held in certificated form and thus are physically delivered to the Exchange Agent.

If you are in a jurisdiction where offers to sell, or solicitations of offers to purchase, the securities offered by the Prospectus and this letter of transmittal are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the Exchange Offer does not extend to you.

The undersigned should complete, execute and deliver this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer:

TENDER OF SERIES B WARRANTS FOR EXERCISE FOR CASH AND EXCHANGE

☐ CHECK HERE IF SERIES B WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (ONLY PARTICIPANTS IN DTC MAY DELIVER SERIES B WARRANTS BY BOOK-ENTRY TRANSFER).

The undersigned authorizes the Exchange Agent to deliver this letter of transmittal to Capnia, Inc. as evidence of the undersigned’s exercise of Series B Warrants for cash and exchange.

QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE APPLICABLE OFFER DOCUMENTS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

DESCRIPTION OF SERIES B WARRANTS TO BE TENDERED FOR EXERCISE FOR CASH AND EXCHANGE

THE UNDERSIGNED MUST COMPLETE THE APPROPRIATE BOX(ES) BELOW WITH RESPECT TO THE SERIES B WARRANTS TO WHICH THIS LETTER OF TRANSMITTAL RELATES.

Aggregate Number of Shares of Common Stock Underlying Series B Warrants to be Tendered for Exercise for Cash and Exchange(1)	Aggregate Cash Exercise Price for Series B Warrants to be Tendered(2)

(1)	The tendering holder may elect to exercise Series B Warrants pursuant to the terms of the Offer Documents for any or all of the shares of Common Stock underlying such Series B Warrants. The number of shares of Common Stock underlying the Series C Warrants issued pursuant to the terms hereof will be equal to the number of shares of Common Stock set forth in the column labeled “Aggregate Number of Shares of Common Stock Underlying Series B Warrants to be Tendered for Exercise for Cash and Exchange” (or, if no amount is indicated in such column, for all of the shares of Common Stock underlying such Series B Warrants).
(2)	Tendering holders will be required to deliver to the Exchange Agent, at or prior to the Expiration Date, an aggregate cash exercise price equal to (i) $6.50, multiplied by (ii) the number of shares of Common Stock set forth in the column labeled “Aggregate Number of Shares of Common Stock Underlying Series B Warrants to be Tendered for Exercise for Cash and Exchange” (or, if no amount is indicated in such column, for all of the shares of Common Stock underlying such Series B Warrants).

If the space provided in the above form is inadequate, list the information requested above on a separate schedule and attach that schedule to this letter of transmittal.

WIRE INSTRUCTIONS

The aggregate cash exercise price for the Series B Warrants tendered pursuant hereto must be wired to:

JP Morgan Chase

ABA # 021000021

A/C # 530-354616

Beneficiary: American Stock Transfer

Reference: “AST as Exchange Agent for Capnia, Inc.”

JP Morgan Chase swift code is: CHASUS33

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING

INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By the execution hereof, the undersigned hereby acknowledges receipt of the prospectus dated [            ], 2015 as filed with the Securities and Exchange Commission (the “Prospectus”), as may be amended or supplemented from time to time, of Capnia, Inc., a Delaware corporation, and this letter of transmittal (as it may be supplemented and amended from time to time, this “letter of transmittal” and together with the Prospectus, the “Offer Documents”). We urge you to review the applicable Offer Documents for the terms and conditions of the Exchange Offer. Certain terms used but not defined herein have the meaning given to them in the Prospectus.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby (i) tenders for exercise for cash and exchange the Series B Warrants described in the box marked “Description of Series B Warrants Tendered” and “Description of Series B Warrants to be Tendered for Exercise for Cash and Exchange” and (ii) agrees to deliver the cash exercise price associated with such Series B Warrants to the Exchange Agent, in accordance with the wire instructions specified herein, at or prior to the Expiration Date.

Subject to and effective upon the acceptance for exercise of the Series B Warrants tendered herewith, the delivery of the cash exercise price of such Series B Warrants to the Exchange Agent and the delivery of the exchange consideration to the undersigned, each upon the terms and conditions of the Exchange Offer, the undersigned hereby (1) irrevocably elects to exercise the Series B Warrants tendered herewith for cash and exchange and (2) receive the exchange consideration in accordance with the terms of the Exchange Offer, as set forth in the Offer Documents.

If you have tendered Series B Warrants for exercise for cash and exchange, you may withdraw those Series B Warrants prior to the Exchange Date by submitting a withdrawal instruction to DTC subject to the limitations and requirements described in “General Terms of the Exchange Offer—Withdrawal of Exercise and Participation in this Exchange Offer” in the Prospectus.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, transfer, assign and exercise the Series B Warrants tendered hereby and to acquire the exchange consideration upon the tender for exercise for cash and exchange of such tendered Series B Warrants, and that, when the Series B Warrants are accepted for cash exercise and exchange, that the undersigned has good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Series B Warrants tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by us or the Exchange Agent to be necessary or desirable to complete the transfer, assignment and exercise of the Series B Warrants tendered hereby. The undersigned has received the applicable Offer Documents and agrees to all of the terms of the Exchange Offer.

We reserve the right not to accept as validly given any certification as to eligibility given by a holder of Series B Warrants if we have reason to believe that such certification has not properly been given or is otherwise incorrect. As it may be unlawful in certain jurisdictions to deliver (or be deemed to have delivered) exchange consideration to holders of Series B Warrants, such holders who are residents, citizens, nationals of or have otherwise some form of connection with certain jurisdictions are required to inform themselves about and observe any applicable legal requirements. It is the responsibility of any such holder wishing to accept the proposals to satisfy itself as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required and the compliance with any other necessary formalities.

The undersigned understands that tenders of Series B Warrants for exercise for cash and exchange pursuant to any one of the procedures described in the Prospectus under the heading “General Terms of the Exchange Offer—Procedures for Participating in the Exchange Offer” and in the instructions herein, will, upon our acceptance for exercise of such tendered Series B Warrants for cash and exchange, constitute a binding agreement between the undersigned and us upon the terms and subject to the conditions of the Exchange Offer.

The Exchange Offer is subject to certain conditions described in the section of the Prospectus entitled “General Terms of the Exchange Offer—Conditions to the Exchange Offer.” The undersigned understands that our obligation to accept Series B Warrants validly tendered for exercise and not validly withdrawn pursuant to the Exchange Offer is subject to (i) receipt of the cash exercise price by the Exchange Agent at or prior to the Expiration Date in accordance with the terms of the Offer Documents and (ii) the conditions set forth in the Offer Documents. The undersigned recognizes that as a result of these conditions (certain of which may be waived, in whole or in part, by us), as more particularly set forth in the Offer Documents, we may not be required to accept for exercise for cash and exchange any of the Series B Warrants tendered hereby and, in such event, the Series B Warrants not accepted for exercise for cash and exchange, along with the cash exercise price associated therewith, will be returned to the undersigned at the address shown below the signature of the undersigned.

Unless otherwise indicated in the boxes entitled “Special Delivery Instructions” or “Special Issuance Instructions” in this letter of transmittal, certificates for all securities issued as part of the exchange consideration in exchange for exercised Series B Warrants for cash and exchange, and any Series B Warrants delivered herewith but not exercised for cash or exchange, will be registered in the name of and delivered to the undersigned at the address shown below the signature of the undersigned. If securities are to be issued as part of the exchange consideration to a person other than the person(s) signing this letter of transmittal, or if securities delivered as part of the exchange consideration are to be mailed to someone other than the person(s) signing this letter of transmittal, the appropriate boxes of this letter of transmittal should be completed. If Series B Warrants are surrendered by holder(s) that have completed either the box entitled “Special Delivery Instructions” or “Special Issuance Instructions” in this letter of transmittal, signature(s) on this letter of transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3).

All authority herein conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

THE UNDERSIGNED, BY COMPLETING THE BOXES ENTITLED “DESCRIPTION OF SERIES B WARRANTS TENDERED” AND “DESCRIPTION OF SERIES B WARRANTS TO BE TENDERED FOR EXERCISE FOR CASH AND EXCHANGE” AND SIGNING AND DELIVERING THIS LETTER, WILL HAVE, SUBJECT TO DELIVERING THE CASH EXERCISE PRICE FOR SUCH EXERCISED SERIES B WARRANTS TO THE EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION DATE, TENDERED THE SERIES B WARRANTS FOR EXERCISE FOR CASH AND EXCHANGE AS SET FORTH IN SUCH BOXES.

REGISTERED HOLDERS OF SERIES B WARRANTS SIGN HERE

(In addition, complete IRS Form W-9 below or applicable IRS Form W-8)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Series B Warrants or on a security position listing as the owner of the Series B Warrants or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:
Title:	Title:
Address:	Address:

Telephone Number:	Telephone Number:

Date:	Date:

Taxpayer Identification or Social Security Number:	Taxpayer Identification or Social Security Number:

SIGNATURE GUARANTEE

(If required, see Instruction 3)

Signature(s) Guaranteed by an
Eligible Institution:

Date:
Authorized Signature	Address:

Name of Eligible Institution
Guaranteeing Signature:

Capacity (full title):

Telephone Number:

SPECIAL ISSUANCE

INSTRUCTIONS

(See Instructions 4, 5 and 6)

To be completed ONLY if the exchange consideration for the Series B Warrants accepted for exercise for cash and exchange is issued, or any Series B Warrants that are not tendered or are not accepted are to be issued, in the name of someone other than the undersigned.

Deliver:

☐ Exchange Consideration to:
☐ Series B Warrants and cash exercise price associated therewith (if any) to:

(Check Appropriate Box)

Name(s)

Address:

Telephone Number:

(Taxpayer Identification or Social Security Number)

☐ Credit the exchange consideration and/or unexercised Series B Warrants delivered by book-entry transfer to the DTC account set forth below:

(Account Number)

(Name of Account Party)

SPECIAL DELIVERY

INSTRUCTIONS

(See Instructions 3, 4, 5 and 6)

To be completed ONLY if the exchange consideration or any Series B Warrants that are not tendered or are not accepted for exercise for cash and exchange are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver:

☐ Exchange Consideration to:
☐ Series B Warrants and cash exercise price associated therewith (if any) to:

(Check Appropriate Box)

Name(s)

Address:

Telephone Number:

(Taxpayer Identification or Social Security Number)

☐ Credit the exchange consideration and/or untendered Series B Warrants delivered by book-entry transfer to the DTC account set forth below:

(Account Number)

(Name of Account Party)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Cash Exercise Price

All confirmations of any book-entry transfers delivered to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this letter of transmittal (or facsimile thereof), and any other documents required by this letter of transmittal or, in the case of a book-entry transfer, an appropriate agent’s message, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

The cash exercise price for the Series B Warrants tendered for exercise for cash and exchange must be received by the Exchange Agent in accordance with the wire instructions set forth herein on or prior to the Expiration Date. The aggregate cash exercise for such exercised Series B Warrants shall be equal to (i) $6.50, multiplied by (ii) the number of shares of Common Stock underlying the Series B Warrants being tendered for exercise for cash and exchange.

The method of delivery of the cash exercise price, this letter of transmittal, the Series B Warrants and all other required documents is at the election and risk of the holder. Except as otherwise provided below, a delivery will be deemed made only when actually received by the Exchange Agent.

Any beneficial holder whose Series B Warrants are registered in the name of a broker, dealer, bank, trust company, other nominee or custodian and who wishes to tender Series B Warrants for exercise for cash and exchange in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing this letter of transmittal and tendering Series B Warrants, either make appropriate arrangements to register ownership of the Series B Warrants in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

Delivery to an account or address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

We expressly reserve the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the applicable Offer Documents.

LETTERS OF TRANSMITTAL AND THE CASH EXERCISE PRICE SHOULD BE SENT TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR DTC.

2. Certificated Series B Warrants.

We believe that the Series B Warrants are currently represented by certificates deposited at DTC. If you happen to hold Series B Warrants in physical, certificated form, you will need to include the physical certificates with this letter of transmittal in order to participate in the Exchange Offer.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures;

If this letter of transmittal is signed by the registered holder(s) of the Series B Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever.

If any of the Series B Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If a number of Series B Warrants registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different registrations of Series B Warrants.

Signatures on all letters of transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), unless the Series B Warrants tendered thereby are tendered (i) by a holder of Series B Warrants who has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Issuance Instructions” on this letter of transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Series B Warrants are registered in the name of a person other than the signer of the letter of transmittal or if Series B Warrants not accepted for purchase or not tendered are to be returned to a person other than the holder, then the signatures on the letters of transmittal accompanying the tendered Series B Warrants must be guaranteed by a Medallion Signature Guarantor as described above.

If this letter of transmittal is signed by the registered holder or holders of Series B Warrants listed and tendered hereby, no endorsements of the tendered Series B Warrants or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must properly endorse the Series B Warrants (executed exactly as the name(s) of the registered holder(s) appear(s) on the Series B Warrants, with the signature on the Series B Warrants guaranteed by a Medallion Signature Guarantor (except where the Series B Warrants are tendered for the account of an Eligible Institution).

If Series B Warrants are to be tendered by any person other than the person in whose name the Series B Warrants are registered, the Series B Warrants must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the Series B Warrants, with the signature(s) on the Series B Warrants or instruments of transfer guaranteed as provided above, and this letter of transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided below.

4. Special Issuance, Delivery and Payment Instructions.

Tendering holders should indicate, in the applicable box, the account at DTC in which the exchange consideration is to be issued and deposited, if different from the accounts of the person signing this letter of transmittal.

Tendering holders should indicate, in the applicable box, the name and address in which Series B Warrants not tendered or not accepted for exercise for cash and exchange and the cash exercise price associated therewith are to be issued and delivered, if different from the names and addresses of the person signing this letter of transmittal.

In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the exchange consideration (and any Series B Warrants not tendered or not accepted and the cash exercise price associated therewith) will be issued in the name of and delivered to the acting holder of the Series B Warrants or deposited at such holder’s account at DTC, as applicable.

5. Transfer Taxes

We shall pay all transfer taxes, if any, applicable to the exercise of Series B Warrants pursuant to the Exchange Offer. If, however, transfer taxes are payable in circumstances where certificates representing the securities issued as part of the exchange consideration or Series B Warrants for amounts not cash exercised or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Series B Warrants tendered or where tendered Series B Warrants are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the issuance of the exchange consideration in the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 5, it will not be necessary for transfer stamps to be affixed to the Series B Warrants listed in this letter of transmittal.

6. Waiver of Condition

We reserve the absolute right to waive, in whole or in part, any of the specified conditions to the Exchange Offer set forth in the Offer Documents.

7. Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to the Offer Documents, including this letter of transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.

Questions and requests for assistance or for additional copies of the Offer Documents may be directed to the Information Agent at the address and telephone number set forth above.

8. Validity and Form

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Series B Warrants pursuant to any of the instructions in this letter of transmittal, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by us in our absolute discretion, which determination will be final and binding. We reserve the absolute right to reject any or all tenders of any Series B Warrants for cash exercise and exchange determined by us not to be in proper form, or if the acceptance of or tender of such Series B Warrants may, in the opinion of our counsel, be unlawful. We also reserve the right to waive any conditions to any offer that we are legally permitted to waive.

Tender of Series B Warrants for cash exercise and exchange pursuant to the Exchange Offer will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. None of the Company, the Exchange Agent, the Information Agent, nor any other person or entity, is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Series B Warrants, or will incur any liability for failure to give any such notification.

9. Important Tax Information

TO COMPLY WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF UNITED STATES FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) ANY SUCH

DISCUSSION IS INCLUDED HEREIN IN CONNECTION WITH THE SOLICITATION BY THE ISSUER OF TENDERS AND THE PROMOTION OR MARKETING OF THE TRANSACTIONS DISCUSSED HEREIN AND IN THE OFFER DOCUMENT; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under current United States federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any payments (including payments with respect to accrued interest) made to certain holders (or other payees) pursuant to the Exchange Offers and other transactions described in the Prospectus. To avoid backup withholding, each tendering United States holder or other United States payee should provide the Exchange Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing Form W-9 of the United States Internal Revenue Service (the “IRS”), or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. If the Exchange Agent is not provided with the correct TIN, the United States holder (or other payee) may be subject to a $50 penalty imposed by the IRS. If an exemption from backup withholding is not established, any reportable payments will be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if an exemption from backup withholding is established. If a United States holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such United States holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number below. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold 28% of any reportable payments made to the United States holder. For further information concerning backup withholding and instructions for completing the attached Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the Series B Warrants held in more than one name), consult the instructions in Form W-9. All IRS forms mentioned herein may be obtained on the IRS website at www.irs.gov.

Certain persons (including, among others, Corporations and certain non-United States persons) are not subject to these backup withholding and reporting requirements. Exempt United States persons should indicate their exempt status on Form W-9. A Non-United States Holder generally will not be subject to backup withholding with respect to any reportable payments (including payments with respect to accrued interest) as long as (1) the payor or broker does not have actual knowledge or reason to know that the holder is a U.S. person, and (2) the holder has furnished to the payor or broker a properly executed applicable IRS Form W-8 (or a successor form) certifying, under penalties of perjury, its status as a non-United States person or otherwise establishes an exemption. An IRS Form W-8 can be obtained from the Exchange Agent or the IRS website at www.irs.gov. Holders should consult their tax advisors as to any qualification for exemption from backup withholding and the procedure for obtaining the exemption. Backup withholding is not an additional United States federal income tax. Rather, the amount of United States federal income tax withheld will be creditable against the United States federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of United States federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

Payment of interest (including original issue discount) to Non-United States holders may be subject to a 30% United States withholding tax, or a lower rate under an applicable treaty. Interest may be exempt from withholding if it qualifies as “portfolio interest” to the Non-United States holder. In order to claim a lower rate or exemption, a Non-United States Holder must furnish a properly executed applicable IRS Form W-8 (or a successor form) claiming a lower rate or exemption. Non-United States Holders should consult their tax advisors as to any qualification for a lower rate under an applicable treaty or exemption from withholding.

A person’s failure to complete Form W-9, applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person’s Series B Warrants to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any payments made to such person pursuant to the Exchange Offers and other transactions described in the Prospectus.

NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9 (OR FORM W-8, AS APPLICABLE) MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS AND OTHER TRANSACTIONS DESCRIBED IN THE PROSPECTUS. PLEASE REVIEW FORM W-9 AND INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS OR CONTACT THE EXCHANGE AGENT FOR THE APPLICABLE FORM W-8.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH SERIES B WARRANTS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

As described above, please complete the “Certificate of Awaiting Taxpayer Identification Number” below if you are a United States holder that has not been issued a TIN and has applied for, or intends to apply for in the near future, a TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number by the time of payment, a portion (currently 28%) of all reportable payments made to me will be withheld and remitted to the Internal Revenue Service.

SIGNATURE	DATE:

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

(Applies to accounts maintained outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)  ▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions)  ▶

	5 Address (number, street, and apt. or suite no.)						Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

		–	–
or
Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

— Form 1099-INT (interest earned or paid)

— Form 1099-DIV (dividends, including those from stocks or mutual funds)

— Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

— Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

— Form 1099-S (proceeds from real estate transactions)

— Form 1099-K (merchant card and third party network transactions)

— Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

— Form 1099-C (canceled debt)

— Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien;

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

— An estate (other than a foreign estate); or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

— In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

— In the case of a grantor trust with a U.S. grantor or other U.S. owner,

generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

— In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requestor of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

— Generally, individuals (including sole proprietors) are not exempt from backup withholding.

— Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

— Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

— Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2 – The United States or any of its agencies or instrumentalities

3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

5 – A corporation

6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7 – A futures commission merchant registered with the Commodity Futures Trading Commission

8 – A real estate investment trust

9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

10 – A common trust fund operated by a bank under section 584(a)

11 – A financial institution

12 – A middleman known in the investment community as a nominee or custodian

13 – A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B – The United States or any of its agencies or instrumentalities

C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G – A real estate investment trust

H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I – A common trust fund as defined in section 584(a)

J – A bank as defined in section 581

K – A broker

L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregard entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporate or LLC electing corporate status on Form 8832 of Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.